UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Following the approval of the compensation committee (the “Compensation Committee”) and board of directors (the “Board”) of ReWalk Robotics Ltd. (the “Company”), at the Company’s annual general meeting of shareholders held on May 19, 2021 (the “Meeting”), the Company’s shareholders approved: (i) an amendment to the Company’s Compensation Policy for directors and officers (the “Compensation Policy”); (ii) the grant of 150,000 restricted share units (“RSUs”) to Mr. Larry Jasinski, the Company’s Chief Executive Officer; (iii) changes to Mr. Jasinski’s base annual compensation; and (iv) the grant of RSUs to our directors.

Amendment to Compensation Policy

As more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2021 (the “Proxy Statement”), the amendment to the Compensation Policy removes the maximum permissible amount of annual premium payments for directors and officers insurance, so long as our Compensation Committee (and if required by law, the Board) affirms that the premiums being paid are consistent with market terms and not material to the Company’s profitability, assets or liabilities.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Compensation Policy, as amended, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Grant of RSUs to Mr. Larry Jasinski and Changes to Mr. Jasinski’s Base Annual Compensation

As more fully described in the Proxy Statement, the 150,000 RSUs granted to Mr. Jasinski after the Meeting will vest in four equal annual installments. Additionally, Mr. Jasinski’s base annual compensation will be increased to $403,142, effective as of April 1, 2021.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As more fully described in the Proxy Statement, the Company’s shareholders approved amendments to the Company’s Articles of Association to increase the Company’s authorized share capital by NIS 15,000,000 from NIS 15,000,000 to NIS 30,000,000 so that we will increase the number of authorized shares by 60,000,000 shares from 60,000,000 shares to 120,000,000 shares. The Company’s shareholders also approved amendments to the Company’s Articles of Association to provide that (i) unless we consent in writing to the selection of an alternative forum, the federal courts of the United States shall be the exclusive forum for the resolution of any claim arising under the Securities Act of 1933, as amended and (ii) the Tel-Aviv District Court is the exclusive forum for (a) a derivative action or derivative proceeding that is filed in the name of the Company, (b) any action grounded in a breach of fiduciary duty of a director, officeholder or other employee of the Company towards the Company or towards the shareholders of the Company, or (c) any action the cause of which results from any provision of the Israel Companies Law, 5759-1999 or the Israel Securities Law, 5728-1968.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Articles of Association, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

An aggregate of 22,303,817 ordinary shares, or 48.37% of the Company’s 46,108,999 total outstanding voting shares as of April 12, 2021, the record date for the Meeting, were present or voted at the Meeting, constituting a quorum. The following proposals were voted upon at the Meeting, with the results of such voting as set forth below; all proposals received the requisite level of approval by shareholders. In addition, shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal No. 7).

The proposals are described in greater detail in the Proxy Statement.

Proposal No. 1: To reelect each of Mr. Jeff Dykan and Mr. Yasushi Ichiki, each as a Class I director of the Board, to serve until the 2024 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999.

Nominee	For	Against	Abstain	Broker Non-Votes
Jeff Dykan	5,783,528	439,346	299,283	15,781,660
Yasushi Ichiki	6,018,345	420,974	82,838	15,781,660

Proposal No. 2: To approve an amendment to the Company’s Compensation Policy for directors and officers.

For	Against	Abstain	Broker Non-Votes
5,316,558	1,075,490	130,109	15,781,660

Proposal No. 3: To approve a one-time grant of 150,000 RSUs to Larry Jasinski, the Company’s CEO, and to approve changes to the terms of the base annual compensation of Mr. Jasinski.

For	Against	Abstain	Broker Non-Votes
4,845,641	1,288,544	387,972	15,781,660

Proposal No. 4: To approve an amendment to the Company’s Articles of Association to effect an increase in the Company’s authorized share capital.

For	Against	Abstain	Broker Non-Votes
5,039,053	1,372,598	110,506	15,781,660

Proposal No. 5: To approve an amendment to the Company’s Articles of Association to add forum selection provisions.

For	Against	Abstain	Broker Non-Votes
5,638,079	521,562	362,516	15,781,660

Proposal No. 6: To approve a grant of restricted share units to the Company’s directors.

For	Against	Abstain	Broker Non-Votes
5,237,007	1,170,586	114,564	15,781,660

Proposal No. 7: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosures.

For	Against	Abstain	Broker Non-Votes
4,993,104	1,192,699	336,354	15,781,660

Proposal No. 8: To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

For	Against	Abstain
21,890,692	230,634	182,491

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Fourth Amended and Restated Articles of Association of the Company.*

10.1	ReWalk Robotics Ltd. Compensation Policy for Executive Officers and Non-Executive Directors, as amended.*†

*	Filed herewith.
†	Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Ori Gon
Name: Title:	Ori Gon Chief Financial Officer

Dated: May 21, 2021